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EXHIBIT 10.40

                          CONFIDENTIAL TREATMENT REQUESTED

    CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE PORTIONS OF THIS AGREEMENT
         MARKED [*].  THE OMITTED PORTIONS OF THIS AGREEMENT HAVE BEEN FILED
                SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                         SECOND AMENDMENT TO LOAN AGREEMENT


          THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into by and between ORYX TECHNOLOGY CORP., a Delaware corporation ("Borrower") SURGX CORPORATION, a Delaware corporation ("Guarantor") and [*] ("[*]").

          WHEREAS, Borrower and [*] entered into that certain Loan Agreement dated as of May 29, 1997, as amended from time to time (collectively, the "Loan Agreement"); and

          WHEREAS, the Loan Agreement currently governs a revolving line of credit in the maximum amount of $1,500,000.00 (the "Line of Credit") provided by [*] to Borrower, as currently evidenced by that certain Revolving Credit Promissory Note dated May 29, 1997 payable by Borrower to the order of [*] in the stated principal amount of $1,500,000.00 (the "Revolving Note"); and

          WHEREAS, the Loan Agreement, the Revolving Note and all other documents evidencing, securing, governing, guaranteeing and/or pertaining to the Revolving Note are hereinafter referred to collectively as the "Loan Documents"; and

          WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                     ARTICLE I
                                    DEFINITIONS

Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                                     ARTICLE II
                                     AMENDMENTS

Section 2.01 Effective as of the date hereof, the definition of "Guarantors" set forth in Section 1 of the Loan Agreement shall be amended to be SURGX CORPORATION.

Section 2.02 Effective as of March 2, 1998, the definition of "Line of Credit Amount" set forth in Section 1 of the Loan Agreement shall be $500,000.00.

Section 2.03 Effective as of March 2, 1998, the definition of "Purchase Agreement" set forth in Section 1 of the Loan Agreement shall be that certain Revolving Account Transfer and Purchase Agreement ( Batch) dated March 2, 1998 between [*], Borrower and Guarantor, as may be amended from time to time.

Section 2.04 Effective as of the date hereof, a new Subsection 2b of the Loan Agreement is hereby added to the Loan Agreement to read in its entirety as follows:

          "(b) TERM LOAN. Subject to the terms and conditions set forth herein, [*] agrees to lend to Borrower, on a non-revolving basis from time to time during the period commencing February 26, 1998 and continuing through the maturity date of the Note evidencing this Credit Facility from time to time, an aggregate amount not to


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               exceed $1,000,000.00 (the "Term Loan").  The sums advanced under the Term Loan shall be used for working capital purposes."

Section 2.05 Effective as of the date hereof, a new Subsection 6d is hereby added to the Loan Agreement to read in its entirety as follows:

          "(d) ORIGINATION FEE. Borrower agrees to pay [*] a facility fee equal to $10,000.00 (the "Origination Fee") on the date of the initial advance, if any, under the Term Loan. Borrower hereby authorizes [*], in [*]'s sole discretion, to collect such Origination Fee
               (i) by deducting such fee from the initial advance, if any, under the Term Loan, (ii) by debiting the Debit Account, or
               (iii) by using any combination of the foregoing. This authorization does not affect Borrower's obligation to pay such sums to [*] when due. Borrower and [*] acknowledge and agree that the Origination Fee is reasonable compensation to [*] for continuing to make the Term Loan available to Borrower and for no other purpose."

Section 2.06 Effective as of the date hereof, Subsection 12b of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(b) INVENTORY MAINTENANCE CERTIFICATE.  An Inventory Maintenance
               Certificate, in the form attached hereto as Schedule A, signed by an officer of the Borrower, within 3 days after the end of each month."

Section 2.07 Effective as of the date hereof, Subsection 12c of the Loan Agreement is hereby amended in its entirety to read as follows:

          "(c) INVENTORY LISTING. A list of Borrower's inventory by location and type (to include the following: raw materials, work in process and finished goods) within 3 days after the end of each month, in form and detail satisfactory to [*]."


                                    ARTICLE III
                                        NOTE

Section 3.01 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to [*] a promissory note (the "Term Note") in the stated principal amount of $1,000,000.00, in form and substance satisfactory to [*], to evidence the Term Loan. The Term Note shall be one of the "Notes", as defined in the Loan Agreement, for all purposes.

Section 3.02 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to [*] a promissory note (the "Modified Revolving Note") in the stated principal amount of $500,000.00, in form and substance satisfactory to [*], in amendment, extension and modification of the Revolving Note.


                                     ARTICLE IV
            REPRESENTATIONS, WARRANTIES, RATIFICATION AND REAFFIRMATION

Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Loan Documents, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Loan Documents heretofore, or breach of any commitments or promises of any type).

Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents (except as set forth in Section 4.03 below) are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.

Section 4.03 [*] consents to the sale by Borrower of all of the capital stock of Oryx Instruments and Materials Corporation ("I&M") to Oryx Instruments Corp. and the sale of substantially all of the assets of Oryx Power Products Corporation ("Power Products") to Todd Products and agrees that any such sale shall not be an Event of Default under the Loan Agreement and the

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other Loan Documents.  Once [*] receives a copy of the executed documents evidencing each such sale and such sale has been completed, [*] agrees to promptly release its security interest and liens in the assets of I&M and Power Products (other than the accounts purchased by [*] from I&M and Power Products) and release I&M and Power Products from their respective guarantees of the Line of Credit.

Section 4.04 Guarantor previously executed that certain guaranty agreement (the "Guaranty Agreement") dated May 29, 1997, for the benefit of [*] to unconditionally guarantee the payment and performance by Borrower of certain indebtedness owing to [*] described therein, including without limitation, the indebtedness evidenced by the Revolving Note. Guarantor, by executing this Amendment hereby consents to this Amendment and agrees that, notwithstanding the execution of this Amendment and the Modified Revolving Note (a) the obligations of the Guarantor under the Guaranty Agreement remain in full force and effect with respect to the Revolving Note, as amended, extended and modified by the Modified Revolving Note, and (b) the term "Guaranteed Indebtedness" under the Guaranty Agreement also includes the indebtedness owing under the Term Note. Guarantor acknowledges and agrees that there are no claims or offsets against, or defenses or counterclaims to, the terms and provisions of the Guaranty Agreement or the obligations created or evidenced thereby.

                                     ARTICLE V
                                   MISCELLANEOUS

Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 5.03 The Agreement and this Amendment have been entered into in [*], [*] and shall be performable for all purposes in [*], [*]. THE AGREEMENT, AS AMENDED HEREBY, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF [*]. Courts within the State of [*] shall have jurisdiction over any and all disputes arising under or pertaining to the Agreement, as amended hereby, and venue in any such dispute shall be the courts located in [*], [*].

Section 5.04  This Amendment shall not become effective until executed by  [*]
 .

          EXECUTED as of February 27, 1998.

                                            BORROWER:

                                            ORYX TECHNOLOGY CORP.


                                            By:    _________________________
                                            Name:  Philip Micciche
                                            Title: Chief Executive Officer


                                            GUARANTOR:

                                            SURGX CORPORATION

                                            By:    _________________________
                                            Name:  Philip Micciche
                                            Title: Chief Executive Officer


                                            [*] :

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                                            By:    _________________________
                                            Name:  [*]
                                            Title: [*]




















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